                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): January 12, 2004
                                                         ----------------


                               POLYONE CORPORATION
                      ------------------------------------
               (Exact name of registrant as specified in charter)


        Ohio                        1-16091                    34-1730488
       ------                      ----------                ---------------
   (State or other                (Commission                    (I.R.S.
   jurisdiction of                File Number)                  Employer
   incorporation)                                            Identification
                                                                  No.)


            PolyOne Center, 33587 Walker Road, Avon Lake, Ohio      44012
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               (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (440) 930-1000
                                                           --------------


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         (Former name or former address, if changed since last report.)
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Item 5.       Other Events
--------------------------

On January 12, 2004, the Registrant issued a press release, filed herewith as
Exhibit 99.1, announcing the Registrant's acquisition of the North American distribution business of ResinDirect, LLC, a wholly owned subsidiary of Louis Dreyfus Energy Services L.P.


Item 7 (c)     Financial Statements and Exhibits
------------------------------------------------

Exhibit 99.1 -- Press Release of January 12, 2004






                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        POLYONE CORPORATION

                                        By:    /s/ Richard E. Hahn
                                               ------------------------
                                               Assistant Secretary


Dated: January 13, 2004